SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 4, 2008

                          TONGJI HEALTHCARE GROUP, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


       Nevada                           None                  None
---------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)    (IRS Employer
of incorporation)                                     Identification No.)


                         No.5 Beiji Road, Nanning, China
                                0086-771-2020000
                ----------------------------- -----------------
          (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: 0086-771-2020000


                                       N/A
          (Former name or former address if changed since last report)

Item 4.01   Change in Registrant's Certifying Accountant

      Effective December 14, 2007 Michael Pollack CPA resigned as the Company's independent certified public accountant. Mr. Pollack audited the Company's financial statements for the fiscal years ended December 31, 2006 and 2005. The reports of Mr. Pollack for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. During the Company's two most recent fiscal years and subsequent interim period ended December 14, 2007 there were no disagreements with Mr. Pollack on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Mr. Pollack, would have caused him to make reference to such disagreements in his report.

      Effective February 4, 2008 the Company hired Wen Jiang & Company PC as the Company's independent registered public accounting firm.

      Wen Jiang & Company did not provide the Company with advice regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years and subsequent interim period ended February 4, 2008, the Company did not consult with Wen Jiang & Company regarding any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

          The Company has authorized Mr. Pollack to discuss any matter relating to the Company and its operations with Wen Jiang & Company.

      The decision to hire Wen Jiang & Company as the Company's independent registered public accountants was recommended and approved by the directors of the Company. The Company does not have an audit committee.

      Wen Jiang & Company has reviewed the disclosures contained in this 8-K report. The Company has advised Wen Jiang & Company that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Wen Jiang & Company does not agree with any statements made by the Company in this report. Wen Jiang & Company has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 9.01   Financial Statements and Exhibits

   (d)  Exhibits

      16. Letter from the Company's former independent registered public accountant will be filed by amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 11, 2008
                                        TONGJI HEALTHCARE GROUP, INC.


                                      By: /s/ Yun-hui Yu
                                          --------------------------------------
                                          Yun-hui Yu, President and Chief
                                          Executive Officer